UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 9, 2022	0-7928
Date of Report (Date of earliest event reported)	Commission File Number

(Exact name of registrant as specified in its charter)

Delaware	11-2139466
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

68 South Service Road, Suite 230 Melville, New York 11747
(Address of Principal Executive Offices) (Zip Code)

(631) 962-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.10 per share	CMTL	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                    Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02    Results of Operations and Financial Condition.

On June 9, 2022, Comtech Telecommunications Corp. (the “Company”) issued a shareholder letter announcing its results of operations for its third quarter ended April 30, 2022, as well as its updated fiscal 2022 financial targets.

A copy of the shareholder letter issued by the Company concerning the foregoing results is furnished herewith as Exhibit 99.1, and is incorporated herein by reference. The information in this Item 2.02 (including the exhibit hereto) relating to this announcement shall not be deemed filed under the Securities and Exchange Commission’s rules and regulations and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 7.01    Regulation FD Disclosure.

On June 9, 2022, the Company also announced that its Board of Directors (the “Board”) approved the declaration of a quarterly cash dividend of $0.10 per common share, payable on August 19, 2022 to stockholders of record at the close of business on July 20, 2022.

A copy of the press release issued by the Company concerning the foregoing is furnished herewith as Exhibit 99.2 and is incorporated herein by reference. The information in this Item 7.01 (including the exhibit hereto) relating to this announcement shall not be deemed filed under the Securities and Exchange Commission’s rules and regulations and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Q3 Fiscal 2022 Shareholder Letter, dated June 9, 2022 (furnished and not filed herewith solely pursuant to Item 2.02).
99.2	Press Release, dated June 9, 2022, announcing that the Company’s Board declared a quarterly cash dividend of $0.10 per common share (furnished and not filed herewith solely pursuant to Item 7.01).
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
COMTECH TELECOMMUNICATIONS CORP.
Dated:    June 9, 2022
By:        /s/ Michael A. Bondi
Name:    Michael A. Bondi
Title:    Chief Financial Officer